Exhibit 99.2
Validus Reinsurance, Ltd. 19 Par-la-Ville Road Hamilton HM 11 Bermuda Tel: +1-441-278-9000 Fax: +1-441-278-9090 info@validusre.bm >facts&figures< 2nd Quarter 2009 COMPANY OVERVIEW Validus Holdings, Ltd., through its operating subsidiary Validus Reinsurance, Ltd. (“Validus Re”), is a global provider of short-tail lines of reinsurance including property catastrophe, property pro-rata and property per risk, marine and energy, and other specialty lines. Validus was formed in December 2005, following the significant natural catastrophes of 2005, with an experienced management team and an unencumbered capital base of approximately $1Bn. In July 2007, Validus Holdings announced the completion of the acquisition of Talbot Holdings Ltd. Talbot operates through Syndicate 1183 at Lloyd’s of London and is a leading insurance underwriter of a wide range of primarily short tail lines of business. In September 2009, Validus Holdings completed the acquisition of Bermuda based short tail reinsurer IPC Re. A.M. BEST VALIDUS RE A- (Excellent) TALBOT (as part of Lloyd’s of London) A (Excellent) STANDARD & POOR’S TALBOT (as part of Lloyd’s of London) A+ (Strong) PRO FORMA KEY FIGURES AS OF JUNE 30, 2009: • Shareholders’ equity was $3.7Bn • Total capitalization was $4.0Bn (including $304.3M of junior subordinated deferrable debentures) • $5.3Bn Assets under Management PRO FORMA FINANCIAL HIGHLIGHTS VALIDUS GROUP 2ND QUARTER Operating highlights for the second quarter 2009 include the following: • Gross premiums written of $552.6M; • Net premiums earned of $424.4M; • Combined ratio of 58.9%; • Investment income of $44.5M; • Net income of $332.4M; • Annualized return on average equity of 37.9%; • Annualized net operating return on average equity of 26.8% VALIDUS GROUP SIX MONTHS Operating highlights for the six months ended June 30, 2009 include the following: • Gross premiums written of $1.40Bn; • Net premiums earned of $1.26Bn; • Combined ratio of 65.3%; • Investment income of $89.0M; · Net income of $443.0M; • Annualized return on average equity of 25.9%; • Annualized net operating return on average equity of 23.5%

Validus Reinsurance, Ltd. 19 Par-la-Ville Road Hamilton HM 11 Bermuda Tel: +1-441-278-9000 Fax: +1-441-278- 9090 info@validusre.bm >facts&figures< 2nd Quarter 2009 MANAGEMENT Edward Noonan Chairman ed.noonan@validusre.bm t: +1-441-278-9011 m: +1-441-532-9011 Conan Ward Chief Executive Officer conan.ward@validusre.bm t: +1-441-278-9014 m: +1-441-532-9014 Kean Driscoll Chief Underwriting Officer kean.driscoll@validusre.bm t: +1-441-278-9016 m: +1-441-532-9016 REPRESENTATIVE OFFICES ASIA/PACIFIC 1 Finlayson Green #18-02 Singapore 049246 Marc Haushofer marc.haushofer@validusre.bm t: +65-6550-9897 m: +65-9233-6253 f: +65-6550-9898 EUROPE Stadthausbruecke 1-3 20355 Hamburg, Germany Maureen MacDonald maureen.macdonald@validusre.bm t: +49-40-376-44-793 m: +49-170-41-42-303 f: +49-40-376-44-500 UNDERWRITING Steve Bardill International Property steve.bardill@validusre.bm t: +1-441-278-9020 m: +1-441-532-9020 Sven Wehmeyer International Property sven.wehmeyer@validusre.bm t: +1-441-278-9050 m: +1-441-532-9050 Charles F. A. Cooper US Property charles.cooper@validusre.bm t: +1-441-278-9321 m:+1-441-532-9321 Chris Silvester US Property chris.silvester@validusre.bm t: +1-441-278-9051 m: +1-441-532-9051 Paul Manders Marine & Energy paul.manders@validusre.bm t: +1-441-278-9013 m: +1-441-532-9013 Jeff Clements Specialty jeff.clements@validusre.bm t: +1-441-278-9018 m: +1-441-532-9018 Jesse DeCouto Specialty jesse.decouto@validusre.bm t: +1-441-278-9067 m: +1-441-532-9067 LINES OF BUSINESS AND SCHEDULE OF LIMITS PROPERTY (U.S. & INTERNATIONAL) Property Catastrophe • Normal max line of $50M any one program Property Per Risk • Normal max line of $30M (per occurrence) any one program if EQ and Hurricane are excluded • Normal max line of $10M (per occurrence) if exposed to EQ and Hurricane Property Proportional • Normal max line of $30M on an occurrence basis • No “uncapped” proportional Property Retro • Normal max line of $15M if U.S. exposed • Normal max line of $20M for non-U.S. MARINE & ENERGY Marine and Offshore Energy • Elemental Non-Gulf of Mexico — normal max line of $30M any one program • Elemental Gulf of Mexico — normal max line of $30M any one program • Non-Elemental — normal max line of $30M any one program • Hull, Liability and Cargo — normal max line of $30M any one program Marine Retro • Normal max line of $15M any one program SPECIALTY Aviation & Space • $15M normal max line any one program Workers’ Comp Cat/Life Cat • $5M max any one life • Multiple group or life warranties • Normal max line of $30M for peak exposures; $50M for nonpeak exposures, any one program Terrorism • Terrorism — normal max line of $30M any one program • Marine War and Aviation War — normal max line of $30M any one program